                                                                               .
                                                                               .
                                                                               .

                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: SONICblue Inc                    CASE NO.                  03-51775  msj, 03-51776 msj, 03-51777 msj, 03-51778 msj
       Diamond Multimedia Systems, Inc
       ReplayTV, Inc                    CHAPTER 11
       Sensory Science Corporation      MONTHLY OPERATING REPORT
                                        (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED:    Jan-05                    PETITION DATE:      03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
      Dollars reported in $1

                                                               END OF CURRENT  END OF PRIOR   AS OF PETITION
                                                                   MONTH           MONTH          FILING
                                                               --------------  ------------   ---------------
2.    ASSET AND LIABILITY STRUCTURE
      a.  Current Assets                                        $ 79,398,670    $ 79,533,514   $167,641,723
                                                                ------------    ------------   ------------
      b.  Total Assets                                          $ 79,398,670    $ 79,533,514   $171,565,518
                                                                ------------    ------------   ------------
      c.  Current Liabilities                                   $    678,485    $    634,115   $259,140,287
                                                                ------------    ------------   ------------
      d.  Total Liabilities                                     $237,582,651    $237,538,281   $283,757,820
                                                                ------------    ------------   ------------

                                                                                            CUMULATIVE
                                                              CURRENT MONTH  PRIOR MONTH  (CASE TO DATE)
                                                              -------------  -----------   -------------
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
      a.  Total Receipts (includes net cash rec'd/paid to
          acquirer)                                           $     42,963   $    159,642  $120,188,877
                                                              ------------   ------------  ------------
      b.  Total Disbursements                                 $    177,807   $     95,691  $ 43,855,091
                                                              ------------   ------------  ------------
      c.  Excess (Deficiency) of Receipts Over
          Disbursements (a - b)                              ($    134,844)  $     63,951  $ 76,333,786
                                                              ------------   ------------  ------------
      d.  Cash Balance Beginning of Month                     $ 79,533,514   $ 79,469,563  $  3,064,884
                                                              ------------   ------------  ------------
      e.  Cash Balance End of Month (c + d)                   $ 79,398,670   $ 79,533,514  $ 79,398,670
                                                              ------------   ------------  ------------

                                                                                             CUMULATIVE
                                                              CURRENT MONTH  PRIOR MONTH    (CASE TO DATE)
                                                              -------------  -----------     -------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS            ($179,214)   ($  23,912)    ($89,570,099)
                                                                 --------     ---------      -----------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                $      0     $       0
                                                                 --------     ---------
6.    POST-PETITION LIABILITIES                                  $678,485     $ 634,115
                                                                 --------     ---------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)     $      0     $       0
                                                                 --------     ---------

                                                                                                    YES             NO
                                                                                                    ---             --
AT THE END OF THIS REPORTING MONTH:
8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
      payment, amount of payment and name of payee)                                                                 X
                                                                                                -------------  -------------

9.    Have any payments been made to professionals?  (if yes, attach listing including date of
      payment, amount of payment and name of payee)                                             X (Exhibit 1)
                                                                                                -------------  -------------
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                  X
                                                                                                -------------  -------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment,
      and name of payee)                                                                        X (Exhibit 2)
                                                                                                -------------  -------------
12.   Is the estate insured for replacement cost of assets and
      for general liability?                                                                         X
                                                                                                -------------  -------------
13.   Are a plan and disclosure statement on file?                                                                  X
                                                                                                -------------  -------------
14.   Was there any post-petition borrowing during this reporting period?                                           X
                                                                                                -------------  -------------

15. Check if paid: Post-petition taxes [X]; U.S. Trustee Quarterly; Fees [X] Check if filing is current for: Post-petition tax reporting and tax returns: [ ] 2002 tax return preparation is in progress

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

 Date: ------------                ---------------------------------------------
                                    Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 01/31/05
     ASSETS

                                                    FROM SCHEDULES   MARKET VALUE
                                                    --------------   ------------
     CURRENT ASSETS

 1        Cash and cash equivalents - unrestricted                    $79,398,670
                                                                      -----------
 2        Cash and cash equivalents - restricted                      $         0
                                                                      -----------
 3        Accounts receivable (net)                        A          $         0
                                                                      -----------
 4        Inventory                                        B          $         0
                                                                      -----------
 5        Prepaid expenses                                            $         0
                                                                      -----------
 6        Professional retainers
                                                                      -----------
 7        Other:
                  --------------------------------                    -----------
 8
          ----------------------------------------                    -----------

 9                TOTAL CURRENT ASSETS                                $79,398,670
                                                                      -----------
     PROPERTY AND EQUIPMENT (MARKET VALUE)

10        Real property                                    C          $         0
                                                                      -----------
11        Machinery and equipment                          D          $         0
                                                                      -----------
12        Furniture and fixtures                           D          $         0
                                                                      -----------
13        Office equipment                                 D          $         0
                                                                      -----------
14        Leasehold improvements                           D          $         0
                                                                      -----------
15        Vehicles                                         D          $         0
                                                                      -----------
16        Other:                                           D
                  --------------------------------                    -----------
17                                                         D
          ----------------------------------------                    -----------
18                                                         D
          ----------------------------------------                    -----------
19                                                         D
          ----------------------------------------                    -----------
20                                                         D
          ----------------------------------------                    -----------

21                TOTAL PROPERTY AND EQUIPMENT                        $         0
                                                                      -----------
      OTHER ASSETS

22        Loans to shareholders
                                                                      -----------
23        Loans to affiliates
                                                                      -----------
24
           ---------------------------------------                    -----------
25
           ---------------------------------------                    -----------
26
           ---------------------------------------                    -----------
27
           ---------------------------------------                    -----------
28                TOTAL OTHER ASSETS                                  $         0
                                                                      -----------
29                TOTAL ASSETS                                        $79,398,670
                                                                      ===========

     NOTE:

          Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

     LIABILITIES FROM SCHEDULES

          POST-PETITION
               CURRENT LIABILITIES

30                     Salaries and wages
                                                                                     --------------
31                     Payroll taxes
                                                                                     --------------
32                     Real and personal property taxes
                                                                                     --------------
33                     Income taxes
                                                                                     --------------
34                     Sales taxes
                                                                                     --------------
35                     Notes payable (short term)
                                                                                     --------------
36                     Accounts payable (trade)                                 A    $            0
                                                                                     --------------
37                     Real property lease arrearage
                                                                                     --------------
38                     Personal property lease arrearage
                                                                                     --------------
39                     Accrued professional fees                                     $      678,485
                                                                                     --------------
40                     Current portion of long-term post-petition debt
                        (due within 12 months)
                                                                                     --------------
41                     Other:
                                  -------------------------------------------        --------------
42
                       ------------------------------------------------------        --------------
43
                       ------------------------------------------------------        --------------

44                     TOTAL CURRENT LIABILITIES                                     $      678,485
                                                                                     --------------
45             LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                     --------------
46                     TOTAL POST-PETITION LIABILITIES                               $      678,485
                                                                                     --------------
          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                     Secured claims                                           F    $            0
                                                                                     --------------
48                     Priority unsecured claims                                F    $            0
                                                                                     --------------
49                     General unsecured claims                                 F    $            0
                                                                                     --------------
50                     TOTAL PRE-PETITION LIABILITIES                                $  236,904,166
                                                                                     --------------
51                     TOTAL LIABILITIES                                             $  237,582,651

                                                                                     --------------
     EQUITY (DEFICIT)

52             Retained Earnings/(Deficit) at time of filing                        ($  644,469,546)
                                                                                     --------------
53             Capital Stock                                                         $  419,094,388
                                                                                     --------------
54             Additional paid-in capital                                            $  156,761,274
                                                                                     --------------
55             Cumulative profit/(loss) since filing of case                        ($   89,570,097)
                                                                                     --------------
56             Post-petition contributions/(distributions) or (draws)
                                                                                     --------------
57
                       ------------------------------------------------------        --------------

58             Market value adjustment
                                                                                     --------------
59                     TOTAL EQUITY (DEFICIT)                                       ($  158,183,981)
                                                                                     --------------
60   TOTAL LIABILITIES AND EQUITY (DEFICIT)                                          $   79,398,670
                                                                                     ==============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                           ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE       PAST DUE
                                         [PRE AND POST PETITION]  [POST PETITION]   POST PETITION DEBT
                                         -----------------------  ----------------  ------------------
RECEIVABLES AND PAYABLES AGINGS
     0 -30 Days                               $       0
                                              ---------             ----------
     31-60 Days                               $       0
                                              ---------             ----------
     61-90 Days                               $       0                                  $        0
                                              ---------             ----------           ----------
     91+ Days                                 $ 595,070
                                              ---------             ----------
     Total accounts receivable/payable        $ 595,070             $        0
                                              ---------             =========
     Allowance for doubtful accounts          $ 595,070
                                              ---------
     Accounts receivable (net)                $       0
                                              =========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

                                     INVENTORY(IES)
                                       BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)    END OF MONTH        COST OF GOODS SOLD
---------------------------------    -------------        ------------------
                                                      INVENTORY BEGINNING OF MONTH  $   0
                                                                                    -----
                                                      Add -
     Retail/Restaurants -                                Net purchase
                                                                                    -----
      Product for resale             $           0       Direct labor
                                     -------------                                  -----

                                                         Manufacturing overhead
                                                                                    -----

     Distribution -                                      Freight in
                                                                                    -----
       Products for resale                               Other:
                                     -------------                                  -----

                                                                                    $   0
                                                       ---------------------------  -----
                                                       ---------------------------  -----
     Manufacturer -

       Raw Materials
                                     -------------
       Work-in-progress                               Less -
                                     -------------
       Finished goods                                    Inventory End of Month     $   0
                                     -------------                                  -----
                                                         Shrinkage
                                                                                    -----
     Other - Explain                                     Personal Use
                                     -------------                                  -----

     -----------------------------
                                                      Cost of Goods Sold            $   0
                                                                                    =====
     -----------------------------
         TOTAL                       $           0
                                     =============

                  METHOD OF INVENTORY CONTROL                             INVENTORY VALUATION METHODS
                  ---------------------------                             ---------------------------
     Do you have a functioning perpetual inventory system?    Indicate by a checkmark method of inventory used.
                 Yes           No
                     ------       -------
     How often do you take a complete physical inventory?     Valuation methods -
                                                                  FIFO cost
                                                                                                           ---
       Weekly                                                     LIFO cost
                           -------                                                                         ---
       Monthly                                                    Lower of cost or market
                           -------                                                                         ---
       Quarterly                                                  Retail method
                           -------                                                                         ---
       Semi-annually                                              Other
                           -------                                                                         ---
       Annually                                                     Explain
                           -------
Date of last physical inventory was
                                         -----------------    -------------------------------------------------

                                                              -------------------------------------------------
Date of next physical inventory is
                                         -----------------    -------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

                                                     COST  MARKET VALUE
                                                     ----  ------------
Description
       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------
       Total                                         $  0  $          0
                                                     ====  ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

                                                     COST  MARKET VALUE
                                                     ----  ------------
Description
Machinery & Equipment -
       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------
       Total                                         $  0  $          0
                                                     ====  ============

Furniture & Fixtures -

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------
       Total                                         $  0  $          0
                                                     ====  ============

Office Equipment -

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------
       Total                                         $  0  $          0
                                                     ====  ============

Leasehold Improvements -

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------
       Total                                         $  0  $          0
                                                     ====  ============

Vehicles -

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------

       -----------------                             ----  ------------
       Total                                         $  0  $          0
                                                     ====  ============

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                          For the Month Ended 01/31/05

          CURRENT MONTH
   -----------------------------                                                            CUMULATIVE    NEXT MONTH
   ACTUAL    FORECAST   VARIANCE                                                          (CASE TO DATE)   FORECAST
   ------    --------   --------                                                          --------------  ----------
                                       REVENUES:
                        $      0     1   Gross Sales                                      $  7,257,704
-----------  --------   --------                                                          ------------    ----------
                        $      0     2   less: Sales Returns & Allowances                 $  4,063,280
-----------  --------   --------                                                          ------------    ----------
             $      0   $      0     3   Net Sales                                        $  3,194,424    $        0
-----------  --------   --------                                                          ------------    ----------
                        $      0     4   less: Cost of Goods Sold (Schedule 'B')          $  2,236,107
-----------  --------   --------                                                          ------------    ----------
             $      0   $      0     5   Gross Profit                                     $    958,317    $        0
-----------  --------   --------                                                          ------------    ----------
                        $      0     6   Interest                                         $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0     7   Other Income:                                    $  3,825,550
-----------  --------   --------                                                          ------------    ----------
                        $      0     8   Gain or (Loss) on UMC sales                     ($ 16,535,860)
-----------  --------   --------                                                          ------------    ----------
                        $      0     9                                                    $          0
-----------  --------   --------                                                          ------------    ----------
 $       0   $      0   $      0    10       TOTAL REVENUES                              ($ 11,751,993)   $        0
-----------  --------   --------                                                          ------------    ----------
                                                 EXPENSES:
 $   9,000             ($  9,000)   11   Compensation to Owner(s)/Officer(s)              $    660,782
-----------  --------   --------                                                          ------------    ----------
 $  11,408             ($ 11,408)   12   Salaries                                         $  1,638,171
-----------  --------   --------                                                          ------------    ----------
                        $      0    13   Commissions                                      $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    14   Contract Labor                                   $    205,354
-----------  --------   --------                                                          ------------    ----------
                                       Rent/Lease:
                        $      0    15       Personal Property                            $      8,533
-----------  --------   --------                                                          ------------    ----------
                        $      0    16       Real Property                                $    999,738
-----------  --------   --------                                                          ------------    ----------
 $     471             ($    471)   17   Insurance                                        $  2,462,311
-----------  --------   --------                                                          ------------    ----------
                        $      0    18   Management Fees                                  $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    19   Depreciation                                     $    159,065
-----------  --------   --------                                                          ------------    ----------
                                         Taxes:
 $   1,779             ($  1,779)   20       Employer Payroll Taxes                       $    316,149
-----------  --------   --------                                                          ------------    ----------
                        $      0    21       Real Property Taxes                          $     12,760
-----------  --------   --------                                                          ------------    ----------
                        $      0    22       Other Taxes                                 ($      1,501)
-----------  --------   --------                                                          ------------    ----------
                        $      0    23   Other Selling                                    $    931,305
-----------  --------   --------                                                          ------------    ----------
 $  13,196             ($ 13,196)   24   Other Administrative                             $    682,609
-----------  --------   --------                                                          ------------    ----------
                        $      0    25   Interest                                         $    777,750
-----------  --------   --------                                                          ------------    ----------
                        $      0    26   Other Expenses:    amortization                  $  1,461,364
-----------  --------   --------                                                          ------------    ----------
                        $      0    27                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    28                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    29                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    30                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    31                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    32                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    33                                                    $          0
-----------  --------   --------                                                          ------------    ----------
                        $      0    34                                                    $          0
-----------  --------   --------                                                          ------------    ----------
 $  35,854   $      0  ($ 35,854)   35       TOTAL EXPENSES                               $ 10,314,390    $        0
-----------  --------   --------                                                          ------------    ----------
($  35,854)  $      0  ($ 35,854)   36       SUBTOTAL                                    ($ 22,066,383)   $        0
-----------  --------   --------                                                          ------------    ----------
                                       REORGANIZATION ITEMS:
($ 186,323)             $186,323    37   Professional Fees                               ($  6,037,212)
-----------  --------   --------                                                          ------------    ----------
                        $      0    38   Provisions for Rejected Executory Contracts      $          0
-----------  --------   --------                                                          ------------    ----------
 $  42,963              $ 42,963    39   Interest Earned on Accumulated Cash from         $    449,998
-----------  --------   --------                                                          ------------    ----------
                                         Resulting Chp 11 Case                            $          0
                                                                                          ------------
                        $      0    40   Gain or (Loss) from Sale of Equipment            ($61,856,754)
-----------  --------   --------                                                          ------------    ----------
                        $      0    41   U.S. Trustee Quarterly Fees                     ($     59,750)
-----------  --------   --------                                                          ------------    ----------
                        $      0    42                                                    $          0
-----------  --------   --------                                                          ------------    ----------
($  143,360) $      0  ($143,360)   43        TOTAL REORGANIZATION ITEMS                 ($ 67,503,718)   $        0
-----------  --------   --------                                                          ------------    ----------
($  179,214) $      0  ($179,214)   44 NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES    ($ 89,570,101)   $        0
-----------  --------   --------                                                          ------------    ----------
                        $      0    45   Federal & State Income Taxes
---------------------   --------                                                          ------------    ----------
($  179,214) $      0  ($179,214)   46 NET PROFIT (LOSS)                                 ($ 89,570,101)   $        0
=====================   ========                                                          ============    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                0-30 DAYS  31-60 DAYS  61-90 DAYS  91+ DAYS   TOTAL
                                ---------  ----------  ----------  --------   ------
TAXES PAYABLE
FEDERAL
       Income Tax Withholding                                                 $    0
                                ---------  ----------  ----------  --------   ------
       FICA - Employee                                                        $    0
                                ---------  ----------  ----------  --------   ------
       FICA - Employer                                                        $    0
                                ---------  ----------  ----------  --------   ------
       Unemployment (FUTA)                                                    $    0
                                ---------  ----------  ----------  --------   ------
       Income                                                                 $    0
                                ---------  ----------  ----------  --------   ------
       Other (Attach List)                                                    $    0
                                ---------  ----------  ----------  --------   ------
TOTAL FEDERAL TAXES             $       0   $       0  $        0  $      0   $    0
                                ---------  ----------  ----------  --------   ------
STATE AND LOCAL

       Income Tax Withholding                                                 $    0
                                ---------  ----------  ----------  --------   ------
       Unemployment (UT)                                                      $    0
                                ---------  ----------  ----------  --------   ------
       Disability Insurance (DI)                                              $    0
                                ---------  ----------  ----------  --------   ------
       Empl. Training Tax (ETT)                                               $    0
                                ---------  ----------  ----------  --------   ------
       Sales                                                                  $    0
                                ---------  ----------  ----------  --------   ------
       Excise                                                                 $    0
                                ---------  ----------  ----------  --------   ------
       Real property                                                          $    0
                                ---------  ----------  ----------  --------   ------
       Personal property                                                      $    0
                                ---------  ----------  ----------  --------   ------
       Income                                                                 $    0
                                ---------  ----------  ----------  --------   ------
       Other (Attach List)                                                    $    0
                                ---------  ----------  ----------  --------   ------
TOTAL STATE & LOCAL TAXES       $       0   $       0  $        0  $      0   $    0
                                ---------  ----------  ----------  --------   ------
TOTAL TAXES                     $       0   $       0  $        0  $      0   $    0
                                =========  ==========  ==========  ========   ======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                 CLAIMED    ALLOWED
                                                  AMOUNT   AMOUNT (b)
                                                 -------   ----------
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -
       Secured claims  (a)
                                                 -------   ----------
       Priority claims other than taxes
                                                 -------   ----------
       Priority tax claims
                                                 -------   ----------
       General unsecured claims
                                                 -------   ----------

(a)   List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                     ACCOUNT 1  ACCOUNT 2 ACCOUNT 3  ACCOUNT 4
                                     ---------  --------- --------- ----------
Bank
                                     ---------  --------- --------- ----------
Account Type
                                     ---------  --------- --------- ----------
Account No.
                                     ---------  --------- --------- ----------
Account Purpose
                                     ---------  --------- --------- ----------
Balance, End of Month
                                     ---------  --------- --------- ----------
Total Funds on Hand for all Accounts $       0
                                     =========

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                      FOR THE MONTH ENDED_________________

                                                                                         Actual       Cumulative
                                                                                     Current Month  (Case to Date)
                                                                                     -------------  --------------
     CASH RECEIPTS

1           Rent/Leases Collected
                                                                                     -------------  --------------
2           Cash Received from Sales                                                 $           0
                                                                                     -------------  --------------
3           Interest Received                                                        $           0
                                                                                     -------------  --------------
4           Borrowings
                                                                                     -------------  --------------
5           Funds from Shareholders, Partners, or Other Insiders
                                                                                     -------------  --------------
6           Capital Contributions
                                                                                     -------------  --------------
7
            ---------------------------------------------------------                -------------  --------------
8
            ---------------------------------------------------------                -------------  --------------
9
            ---------------------------------------------------------                -------------  --------------
10
            ---------------------------------------------------------                -------------  --------------
11
            ---------------------------------------------------------                -------------  --------------

12                TOTAL CASH RECEIPTS                                                $           0  $            0
                                                                                     -------------  --------------
     CASH DISBURSEMENTS
13          Payments for Inventory                                                               0
                                                                                     -------------  --------------
14          Selling                                                                  $           0
                                                                                     -------------  --------------
15          Administrative                                                           $           0
                                                                                     -------------  --------------
16          Capital Expenditures
                                                                                     -------------  --------------
17          Principal Payments on Debt
                                                                                     -------------  --------------
18          Interest Paid                                                            $           0
                                                                                     -------------  --------------
            Rent/Lease:
19                Personal Property
                                                                                     -------------  --------------
20                Real Property
                                                                                     -------------  --------------
            Amount Paid to Owner(s)/Officer(s)
21                Salaries
                                                                                     -------------  --------------
22                Draws
                                                                                     -------------  --------------
23                Commissions/Royalties
                                                                                     -------------  --------------
24                Expense Reimbursements
                                                                                     -------------  --------------
25                Other
                                                                                     -------------  --------------
26          Salaries/Commissions (less employee withholding)
                                                                                     -------------  --------------
27          Management Fees
                                                                                     -------------  --------------
            Taxes:
28                Employee Withholding
                                                                                     -------------  --------------
29                Employer Payroll Taxes
                                                                                     -------------  --------------
30                Real Property Taxes
                                                                                     -------------  --------------
31                Other Taxes
                                                                                     -------------  --------------
32          Other Cash Outflows:
                                                                                     -------------  --------------
33
                  ---------------------------------------------------                -------------  --------------
34
                  ---------------------------------------------------                -------------  --------------
35
                  ---------------------------------------------------                -------------  --------------
36
                  ---------------------------------------------------                -------------  --------------
37
                  ---------------------------------------------------                -------------  --------------
38                TOTAL CASH DISBURSEMENTS:                                          $           0  $            0
                                                                                     -------------  --------------
39   NET INCREASE (DECREASE) IN CASH                                                 $           0  $            0
                                                                                     -------------  --------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                     -------------  --------------
41   CASH BALANCE, END OF PERIOD                                                     $           0  $            0
                                                                                     =============  ==============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 01/31/05

                                                                                         ACTUAL         CUMULATIVE
                                                                                     CURRENT MONTH    (CASE TO DATE)
                                                                                     -------------    --------------
      CASH FLOWS FROM OPERATING ACTIVITIES

1           Cash Received from Sales                                                                  $    7,991,102
                                                                                     -------------    --------------
2           Rent/Leases Collected                                                                     $      615,220
                                                                                     -------------    --------------
3           Interest Received & Other                                                                 $      996,009
                                                                                     -------------    --------------
4           Cash Paid to Suppliers                                                                    $    1,638,489
                                                                                     -------------    --------------
5           Cash Paid for Selling Expenses                                                            $      821,150
                                                                                     -------------    --------------
6           Cash Paid for Administrative Expenses                                    $      13,195    $      766,663
                                                                                     -------------    --------------
            Cash Paid for Rents/Leases:                                                               --------------
7               Personal Property                                                                     $       28,009
                                                                                     -------------    --------------
8               Real Property                                                                         $    1,677,323
                                                                                     -------------    --------------
9           Cash Paid for Interest                                                                    $            0
                                                                                     -------------    --------------
10          Cash Paid for Net Payroll and Benefits                                   $      18,252    $    1,921,811
                                                                                     -------------    --------------
            Cash Paid to Owner(s)/Officer(s)                                                          $            0
                                                                                                      --------------
11              Salaries                                                             $      14,000    $      657,851
                                                                                     -------------    --------------
12              Draws                                                                                 $            0
                                                                                     -------------    --------------
13              Commissions/Royalties                                                                 $            0
                                                                                     -------------    --------------
14              Expense Reimbursements                                                                $            0
                                                                                     -------------    --------------
15              Other                                                                                 $            0
                                                                                     -------------    --------------
            Cash Paid for Taxes Paid/Deposited to Tax Acct.                                           $            0
                                                                                                      --------------
16              Employer Payroll Tax                                                 $       1,779    $      201,655
                                                                                     -------------    --------------
17              Employee Withholdings                                                                 $            0
                                                                                     -------------    --------------
18              Real Property Taxes                                                                   $            0
                                                                                     -------------    --------------
19              Other Taxes (includes withholding
                    taxes paid on UMC shares)                                                         $    3,267,457
                                                                                     -------------    --------------
20          Cash Paid for General Expenses                                                            $      993,973
                                                                                     -------------    --------------
21              Rebates                                                                               $      600,459
            --------------------------------------------------------------------     -------------    --------------
22
            --------------------------------------------------------------------     -------------    --------------
23
            --------------------------------------------------------------------     -------------    --------------
24
            --------------------------------------------------------------------     -------------    --------------
25
            --------------------------------------------------------------------     -------------    --------------
26
            --------------------------------------------------------------------     -------------    --------------
27              NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES
                    BEFORE REORGANIZATION ITEMS                                     ($      47,226)  ($    2,972,509)
                                                                                     -------------    --------------
      CASH FLOWS FROM REORGANIZATION ITEMS

28          Interest Received on Cash Accumulated Due to Chp 11 Case                 $      42,963    $      449,998
                                                                                     -------------    --------------
29          Professional Fees Paid for Services in Connection with Chp 11 Case       $     130,581    $    6,660,365
                                                                                     -------------    --------------
30          U.S. Trustee Quarterly Fees                                                               $       56,500
                                                                                     -------------    --------------
31A         KERP/PTO & Severance payments                                                             $    3,000,000
                                                                                     -------------    --------------
31B         Net cash (received)/paid related to sold/discontinued product lines                       $            0
                                                                                     -------------    --------------
32              NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                    ($      87,618)  ($    9,266,867)
                                                                                     -------------    --------------
33    NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS    ($     134,844)  ($   12,239,376)
                                                                                     -------------    --------------
      CASH FLOWS FROM INVESTING ACTIVITIES

34          Capital Expenditures                                                                      $            0
                                                                                     -------------    --------------
35          Proceeds from Sales of Capital Goods due to Chp 11 Case                                   $   45,294,289
                                                                                     -------------    --------------
36          Proceeds from UMC sales                                                                   $   64,842,259
                                                                                     -------------    --------------
37              NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                     $           0    $  110,136,548
                                                                                     -------------    --------------
      CASH FLOWS FROM FINANCING ACTIVITIES

38          Net Borrowings (Except Insiders)                                                          $            0
                                                                                     -------------    --------------
39          Net Borrowings from Shareholders, Partners, or Other Insiders                             $            0
                                                                                     -------------    --------------
40          Capital Contributions                                                                     $            0
                                                                                     -------------    --------------
41          Principal Payments                                                                        $   21,563,386
                                                                                     -------------    --------------
42                                                                                                    $            0
                                                                                     -------------    --------------
43              NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                     $           0   ($   21,563,386)
                                                                                     -------------    --------------
44    NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                          ($     134,844)   $   76,333,786
                                                                                     -------------    --------------
45    CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                $  79,533,514    $    3,064,884
                                                                                     -------------    --------------
46    CASH AND CASH EQUIVALENTS AT END OF MONTH                                      $  79,398,670    $   79,398,670
                                                                                     =============    ==============

SONICblue,Inc                                                         Exhibit 1

Professional Payments


Vector                                                                                   Date              Total
-------------------------                                                            -------------    --------------
O'Melveny and Myers, LLP                                                                1/25/05           130,581.14
                                                                                                      --------------
Total                                                                                                 $   130,581.14
                                                                                                      ==============

SONICblue,Inc                                                         Exhibit 2

Payments to Officers

Name                             1/6/2005    1/12/2005   1/28/2005      Total
-------------                    ----------  ----------  ----------  ----------
Smith, Marcus                    $ 5,000.00  $ 4,750.00  $ 4,250.00  $14,000.00
                                                                     ----------
Total                                                                $14,000.00
                                                                     ==========